UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2024

Elys BMG Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39170	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

+1 561 838 3325

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 30, 2024, Elys BMG Group, Inc. (the “Company”) entered into an agreement to sell its B2C operating subsidiary Multigioco Srl based in Rome, Italy.

The agreement shall be effective upon the certification by a Notary in Italy and is subject to regulatory approvals from the Agenzia delle Dogane e dei Monopoli (“ADM”) and the Italian antitrust competition agency Autorità Garante della Concorrenza e del Mercato (“AGCM”), as well as the fulfillment of certain other conditions precedent set forth in the agreement.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

The Company shall file a current report on Form 8-K under Item 1.01, as required under the Securities and Exchange Act, upon the certification of the Material Definitive Agreement by a Notary in Italy to sell its wholly owned subsidiary Multigioco Srl based in Rome, Italy to the acquirer.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “will,” “shall,” “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others, the ability to obtain approval from the ADM and AGCM, the certification of a Notary in Italy, the ability of the Company to fulfill certain conditions precedent, and the other risks, uncertainties and factors detailed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report for the year ended December 31, 2022 on Form 10-K, which was filed with the SEC. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this report as of the date hereof and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2024	ELYS GAME TECHNOLOGY, CORP.

By: /s/ Michele Ciavarella
Name: Michele Ciavarella
Title: Executive Chairman